UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

FTS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[The following talking points were made available for use by executives of FTS International, Inc. with suppliers on October 22, 2021.]

What was announced?

•	FTS International has agreed to be acquired by ProFrac Holdings, a leading oilfield services company, in an all cash-transaction.

•	Our combination with ProFrac will create one of the leading completions focused companies in the U.S. It brings together two strong industry players to deliver greater efficiencies and expanded equipment capabilities.

•	Our company will be placed in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

•	Together, we will have improved through-cycle resiliency via enhanced expertise, technology and scale.

What does this mean for me?

•	This combination will allow us to have the footprint, capital to invest in technology and larger customer base to be a stronger company through market cycles.

•	We do not anticipate any changes to the way we work with you as a result of this transaction.

•	Our partnership remains the same, and it remains business as usual.

Moving Forward

•	We expect the transaction to close in the first quarter of 2022 and, until that time, FTSI and ProFrac will continue to operate as two separate entities. We will share relevant updates throughout this process as appropriate.

•	Please do not hesitate to reach out with any questions.

•	We value our relationship with you and look forward to the exciting opportunities ahead. Thank you for your ongoing support of FTSI.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following memo was shared with vendors of FTS International, Inc. on October 22, 2021.]

To:	All FTSI Vendors

Subject:	An Important Message from FTS International CEO, Mike Doss

I am pleased to share with you that FTS International has entered into an agreement to be acquired by ProFrac Holdings, a leading oilfield services company. Our combination creates one of the leading completions focused companies in the U.S. and brings together two strong industry players to deliver greater efficiencies and expanded equipment capabilities. As one company, we will have improved through-cycle resiliency via enhanced expertise, technology and scale – all of which should mean more opportunities for you to succeed in partnership with us in a rapidly evolving industry.

We expect the transaction to close in the first quarter of 2022 and, until that time, FTSI and ProFrac will continue to operate as two separate entities. Throughout this process, an integration planning team consisting of representatives from both companies will work together to determine how we can seamlessly bring together the best from both companies.

We do not anticipate any near-term changes in the way we work with you as a result of this transaction—it remains business as usual. We will provide additional updates throughout this process as we have them. Should you have any questions about this announcement, please do not hesitate to contact your FTSI representative. For more information, the press release announcing this transaction can be found on our website.

We value our relationship with you and look forward to the exciting opportunities ahead. Thank you for your ongoing support of FTSI.

Mike Doss

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following talking points were made available for use by executives of FTS International, Inc. with customers on October 22, 2021.]

Talking Points

What was announced?

•	FTS International has agreed to be acquired by ProFrac Holdings, a leading oilfield services company, in an all-cash transaction.

•	Our combination with ProFrac will create one of the leading completions focused companies in the U.S. It brings together two strong industry players to deliver greater efficiencies and expanded equipment capabilities.

•	Our company will be placed in a better position to succeed and compete through cycles, deliver the best level of service to our customers and retain the industry’s best talent.

•	Together, we will have improved through-cycle resiliency via enhanced expertise, technology and scale.

What does this mean for me?

•	This combination will allow us to have the footprint and capital to invest in technology to be a stronger company through market cycles. This will enable us to continue to serve you with excellence.

•	I want to emphasize that you will see no disruption to the service we provide you, and there will be no changes to our relationship — it remains business as usual.

•	The crews and equipment you have come to rely on will continue to provide you with the same safe, reliable and excellent service quality on location, with support from a stronger corporate infrastructure.

Moving Forward

•	We expect the transaction to close in the first quarter of 2022 and, until that time, FTSI and ProFrac will continue to operate as two separate entities. We will share relevant updates throughout this process as appropriate.

•	Please do not hesitate to reach out with any questions.

•	We look forward to the exciting opportunities ahead, and we remain extremely grateful for the strong partnership we have built with you and for your ongoing support of FTSI.

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following memo was shared with customers of FTS International, Inc. on October 22, 2021.]

To:	All FTSI Customers

Subject:	An Important Message from FTS International CEO, Mike Doss

I am pleased to share with you that FTS International has entered into an agreement to be acquired by ProFrac Holdings, a leading oilfield services company. Our combination will create one of the leading completions focused companies in the U.S. and brings together two strong industry players to deliver greater efficiencies and expanded equipment capabilities. As one company, we will have improved through-cycle resiliency via enhanced expertise, technology and scale – all of which will help us serve you better in a rapidly evolving industry.

I want to emphasize that you will see no disruption to the service we provide you, and there will be no changes to our relationship — it remains business as usual. Rest assured that the crews and equipment you have come to rely on will continue to provide you with the same safe, reliable and excellent service quality on location, with support from a stronger corporate infrastructure.

We expect the transaction to close in the first quarter of 2022 and, until that time, FTSI and ProFrac will continue to operate as two separate entities. Throughout this process, an integration planning team consisting of representatives from both companies will work together to determine how we can seamlessly bring together the best from both companies.

Your FTSI representative will be in touch with you soon to discuss any questions you might have about the transaction. For more information, the press release announcing this transaction can be found on our website.

We look forward to the exciting opportunities ahead, and we remain extremely grateful for the strong partnership we have built with you. Thank you for your ongoing support of FTSI.

Mike Doss

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

[The following memo was shared with employees of FTS International, Inc. on October 22, 2021.]

To:	All FTSI Employees

Subject:	An Important Message from CEO, Mike Doss

This morning we announced that we have agreed to be acquired by ProFrac Holdings. A copy of the press release we issued about the transaction is available on our website at www.ftsi.com.

I want to highlight a few points that I think are important in understanding why we are pursuing this path and what it means for you.

•	This is a reflection of what we’ve accomplished. Our combination with ProFrac is a significant step in our continued progress following our restructuring at the end of last year. The dedication you have all shown to this business has made FTSI a force once again in our field. You have been a part of creating the strong foundation and value of FTSI.

•	ProFrac values what we have created. This is critical to underscore. This transaction is confirmation of the strength and promise ProFrac sees in FTSI – in our employees, our equipment and our customers. ProFrac understands what our teams in the field have accomplished, understands the proud legacy of this company and wants to be the leader in our industry. As you all know, both companies are struggling to find workers and maintain capabilities. This transaction is about keeping what’s working and that means keeping those who deliver the service our customers need.

•	Change is happening. This is the best path. We’ve talked about it before, but we all recognize that change in the oil and gas industry, and particularly in our sector, is happening. This combination will allow us to have the footprint, capital to invest in technology and larger customer base to be a stronger company through market cycles. As a larger, stronger company, I see more opportunities, not fewer.

•	This is a process. We are not one company yet. Today is just the first step in a process to become one company. Until this process is completed, we are two separate companies, and our primary job is to keep FTSI as strong as possible by continuing to deliver for our customers. We must remain focused on our business in every respect, with the same focus on safety, efficiency, and quality the industry has come to expect from us.

I will host a town hall about the transaction this morning at 10:00 a.m. Central. You will be receiving an invite to this call with dial-in numbers.

It will also be recorded and available on the CREW for those who cannot attend. Additionally, Buddy and I will be visiting districts, sales offices, and many locations in the coming days and weeks to meet with as many of you as possible in person.

I’m incredibly grateful for all you do for the company. I know that you may feel anxious and will have questions about what this deal means for you. As we move toward completion of the transaction, which is expected to take place in the first quarter of 2022, I will make sure that you receive updates as we have them through town halls, e-mail, the CREW and your managers.

Mike

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Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between FTS International, Inc. (“FTSI” or the “Company”) and ProFrac Holdings, LLC (“Acquiror”). In connection with this proposed transaction, FTSI may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document FTSI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FTSI ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of FTSI as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by FTSI through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FTSI will be available free of charge on FTSI’s internet website at https://www.ftsi.com/investor-relations/sec-filings/default.aspx or by contacting FTSI’s primary investor relation’s contact by email at investors@ftsi.com or by phone at 817-862-2000.

Participants in Solicitation

FTSI, Acquiror, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FTSI is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 5, 2021, its Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on April 30, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about FTSI’s ability to consummate the proposed transaction, the expected benefits of the proposed transaction and the expected impact of the coronavirus pandemic (COVID-19) on FTSI's businesses may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of FTSI based on current expectations and assumptions relating to FTSI’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,”“expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: the failure to obtain the required vote of FTSI’s stockholders, the timing to consummate the proposed transaction, the risk that a condition of closing of the proposed transaction may not be satisfied or

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that the closing of the proposed transaction might otherwise not occur, the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, the diversion of management time on transaction-related issues, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of FTSI, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of FTSI to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, economic or political changes that affect the markets that FTSI’s businesses serve which could have an effect on demand for FTSI’s products and impact FTSI’s profitability, disruptions in the credit and financial markets, including diminished liquidity and credit availability, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, supply issues, retention of key employees, and outcomes of legal proceedings, claims and investigations, future changes, results of operations, domestic spending by the onshore oil and natural gas industry, continued volatility or future volatility in oil and natural gas prices, deterioration in general economic conditions or a continued weakening or future weakening of the broader energy industry, federal, state and local regulation of hydraulic fracturing and other oilfield service activities, as well as exploration and production activities, including public pressure on governmental bodies and regulatory agencies to regulate our industry, and the price and availability of alternative fuels, equipment and energy sources. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in FTSI’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of FTSI’s Annual Report on Form 10-K for the year ended December 31, 2020.

These forward-looking statements speak only as of the date of this communication, and FTSI does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

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